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                                 EXHIBIT 23.5


                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-12973) and Form S-8 (File No. 333-10317) of Patriot American Hospitality, Inc. of our report dated January 15 1996, on our audits of the financial statements of Certain of the Initial Hotels, which report is included in this Annual Report on Form 10-K.


                                        COOPERS & LYBRAND LLP

      Fort Lauderdale, Florida
      March 20, 1997